UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results of each of the proposals submitted to a vote of stockholders at the Annual Meeting, held December 14, 2022, are set forth below. Each such proposal is further described in the Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 1. The stockholders elected ten directors, each of whom will hold office until the Annual Meeting of Stockholders to be held in 2023 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael A. George	15,988,828	13,314	13,764	1,044,981
Linda A. Goodspeed	15,671,753	330,567	13,586	1,044,981
Earl G. Graves, Jr.	14,203,291	1,643,942	168,673	1,044,981
Enderson Guimaraes	15,316,120	684,663	15,123	1,044,981
Brian P. Hannasch	15,960,008	39,345	16,553	1,044,981
D. Bryan Jordan	15,130,649	868,675	16,582	1,044,981
Gale V. King	15,858,622	142,934	14,350	1,044,981
George R. Mrkonic, Jr.	15,019,595	982,651	13,660	1,044,981
William C. Rhodes, III	14,429,327	1,462,526	124,053	1,044,981
Jill A. Soltau	15,400,513	600,651	14,742	1,044,981

Proposal 2. The Company’s stockholders ratified the appointment of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the 2023 fiscal year. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
15,833,617	1,213,777	13,493

Proposal 3. The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,110,887	1,886,852	18,167	1,044,981

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2022

AUTOZONE, INC.

By:	/s/ Kristen C. Wright
Name:	Kristen C. Wright
Title:	Senior Vice President, General Counsel & Secretary